-----------------------------------------
COLONIAL INCOME FUND  | Semiannual report
-----------------------------------------

June 30, 1999




-------------------------------
  Not FDIC   May Lose Value
   Insured   No Bank Guarantee
-------------------------------

--------------------------------------------------------------------------------
                         COLONIAL INCOME FUND HIGHLIGHTS
                         JANUARY 1, 1999 - JUNE 30, 1999

INVESTMENT OBJECTIVE: Colonial Income Fund seeks as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities.

PORTFOLIO MANAGER COMMENTARY: "Rising interest rates and declining prices challenged bond market investors over the past six months. Despite this difficult investment environment, the Fund's investment approach provided some cushion by taking advantage of opportunities in cyclical securities and high-yield corporate bonds. The Fund also reduced its allocation to U.S. Treasury securities, which performed poorly."
                                                              -- Richard Stevens

                        COLONIAL INCOME FUND PERFORMANCE

--------------------------------------------------------------------------------
                                                Class A   Class B    Class C
------------------------------------------------------------------------------
   Inception dates                              12/1/69   5/15/92    8/1/97
------------------------------------------------------------------------------
   Six-month distributions declared per share    $0.234    $0.209    $0.214
------------------------------------------------------------------------------
   SEC yields on 6/30/99(1)                       6.63%     6.20%     6.36%
------------------------------------------------------------------------------
   Six-month total returns, assuming             (1.50)%  (1.89)%    (1.81)%(2)
   reinvestment of all distributions and no
   sales charge or contingent deferred sales
   charge (CDSC)
------------------------------------------------------------------------------
   Net asset value per share on 6/30/99          $6.23    $6.23      $6.23
------------------------------------------------------------------------------

  PORTFOLIO STRUCTURE(3)                QUALITY BREAKDOWN(3)
  (as of 6/30/99)                       (as of 6/30/99)
------------------------------------------------------------------------------
 Corporate Bonds ..........   65.6%      AAA ......................   25.8%
 U.S. Government Bonds ....   15.3%      A ........................    7.6%
 Preferred Stocks .........    6.9%      BBB ......................   40.0%
 Foreign Government Bonds .    6.4%      BB and Below .............   19.3%
 Cash Equivalents .........    4.7%      Equity & Other ...........    7.3%
 Other ....................    1.1%

(1) The 30-day SEC yields on 6/30/99 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 6.20%.
(2) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.
(3) Portfolio structure and quality breakdown are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no assurance that the Fund will continue to maintain this portfolio structure and quality breakdown in the future. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch.
--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE

Dear Shareholder:

                                                    [Photo of Stephen E. Gibson]

During the six-month period ended June 30, 1999, bonds turned in a mixed performance. Uncertainty over the direction of interest rates in light of stronger-than-expected U.S. economic growth prompted investors to push long-term U.S. Treasury bond yields above 6.00%. As their yields rose, Treasury bond prices tumbled. As expected, the Federal Reserve Board raised short-term interest rates by a quarter point to 5.00% on June 30 in a preemptive strike against inflation.

During the period, much faster-than-expected U.S. economic growth and inflationary fears created a negative backdrop for U.S. government bonds. As bond yields moved higher in response, bond prices generally declined. Throughout the past six months, Colonial Income Fund stuck to its time-tested strategy of diversifying across a broad range of U.S. government, investment-grade and high-yield corporate bonds, and foreign bonds. This strategy helped the Fund benefit from the resurgence in investment-grade and high-yield corporate bonds and provided some cushion from the Treasury market sell-off. Despite this difficult environment for the bond market, the Fund outperformed its Lipper peer group average for the six-month period, as well as the one-, three-, five- and ten-year periods.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies used. As always, we thank you for choosing Colonial Income Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
August 13, 1999

(1) Source: Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with investment objectives similar to those of the Fund. The total return calculated for the Lipper Intermediate Investment Grade Debt Funds Category was negative 1.60% for the six months ended June 30, 1999. The Fund's Class A shares were ranked in the second quartile for the six-month period (111 out of 271), in the second quartile for one year (120 out of 254), in the first quartile for three years (23 out of 178), in the first quartile for five years (10 out of 119) and in the second quartile for ten years (11 out of 29). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S REPORT

RICHARD STEVENS is portfolio manager of Colonial Income Fund and is a vice president of Colonial Management Associates, Inc.

FUND'S STRATEGY PROVIDED CUSHION IN MIXED ENVIRONMENT FOR BONDS
Rising interest rates put pressure on most types of bonds, as reflected in the performance of income funds in general. The Fund's Class A shares posted a total return of negative 1.50%, based on net asset value, for the six months ended June 30, 1999, outperforming its Lipper peer group average of negative 1.60% for the same time period.

Since the various sectors of the bond market tended to move differently in response to economic conditions, the Fund's active management and diversified strategy provided the flexibility to seek out the best opportunities within the entire bond market. For example, the Fund invested selectively in cyclical and high-yield corporate bonds, but reduced its exposure to U.S. government bonds. As a result, the Fund also continued to provide above-average returns over the long term, relative to its Lipper peers.

FUND MAINTAINED DIVERSIFIED APPROACH AND NEUTRAL DURATION
Throughout the period, we remained committed to our investment approach. Specifically, we kept the Fund's assets diversified among U.S. government, investment-grade and high-yield corporate, and foreign bonds. Although we modified our exposure to these asset groups based on our view of their relative attractiveness, we adhered to our philosophy of keeping some investments in all sectors. Over time, this approach has helped the Fund to participate in a given sector's upswing and to limit its exposure to a sector's downturn.

In addition, we kept the Fund's interest rate sensitivity -- as measured by its duration -- in line with the bond market as a whole. Since it is difficult to accurately predict the level of future interest rates with any consistency over time, we did not position the Fund's duration to take advantage of potential interest rate moves. Instead, we kept the Fund's duration neutral and focused our efforts on identifying attractively priced securities that offer good total return potential.

U.S. GOVERNMENT BONDS FALTERED
Uncertainty about the future of interest rates caused U.S. government securities to post negative returns. In early 1999, we pared back our U.S. government holdings after they had enjoyed significant appreciation in the preceding months. We did not feel they offered as much additional upside potential as other market sectors, such as investment-grade and high-yield corporate bonds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL BONDS AIDED PERFORMANCE
While fears of higher interest rates weighed heavily on all types of U.S. bonds, investment-grade and high-yield corporate bonds held up relatively well. We maintained our holdings in high-quality investment-grade corporate bonds, and took advantage of opportunities in cyclical securities. After adding some attractively priced commodity companies in March, many of these bonds rallied when oil and other commodity prices moved higher in the spring. Current examples include Equistar Chemical and Endesa Chile, about 2.0% and 1.9% of net assets, respectively. Equistar is a partnership formed by three major chemicals companies and is a leading producer of ethylene and its derivatives. Priced cheaply relative to other BBB bonds, Equistar's bonds have performed well since they were first offered in March 1999. We added attractively priced bonds issued by Endesa Chile, the largest power company in Chile. Currently, both Duke Energy (A-rated bond) and Endesa Spain (AA-rated bond) are negotiating to buy Endesa Chile. We also added to our holdings in high-yield corporate bonds with companies such as Lyondell Chemical (1.3% of net assets).

FOREIGN HOLDINGS PRESENTED A MIXED BAG
Foreign government bonds represented the smallest proportion of the Fund's assets (6.4% of net assets), primarily because we weren't able to find many places that offered yields in excess of U.S. government bond yields. The exceptions included our holdings in U.K. government bonds, which performed quite well as interest rates in that country declined. Emerging market holdings in Colombian government bonds detracted from performance due to lack of investor confidence. We maintained our holdings in New Zealand, in large part because its currency seems undervalued relative to other sectors in the global market. We will monitor foreign markets, but will likely maintain our small positions until yields are more compelling.

FAVORABLE LONG-TERM MARKET OUTLOOK
We anticipate U.S. interest rates will rise modestly over the next 12-18 months in response to continued economic growth. That said, we do not think economic growth will necessarily translate into significant inflation. We hope that any pressures resulting from the tight labor market will be offset by increased productivity, much as they have been during the past year or so. While U.S. Treasury securities may languish over the short term against that backdrop, investment-grade and high-yield corporate bonds should benefit from steady growth and low inflation. We are likely to be more focused on non-cyclical issues within the high-yield and investment-grade markets because we believe that they currently offer more attractive values. As for foreign government bonds, we will continue to keep our weightings relatively small and concentrate on higher-yielding segments of the global bond market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 6/30/99
--------------------------------------------------------------------------------
                         CLASS A              CLASS B              CLASS C
INCEPTION                12/1/69              5/15/92              8/1/97
                   WITHOUT    WITH       WITHOUT   WITH      WITHOUT     WITH
                    SALES     SALES       SALES    SALES      SALES      SALES
                    CHARGE    CHARGE      CHARGE   CHARGE     CHARGE     CHARGE
--------------------------------------------------------------------------------
1 YEAR               2.34%    (2.52)%     1.55%    (3.22)%     1.71%     0.75%
--------------------------------------------------------------------------------
5 YEARS              7.87      6.83       7.06      6.76       7.62      7.62
--------------------------------------------------------------------------------
10 YEARS             7.59      7.07       7.02      7.02       7.46      7.46
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, and the contigent deferred sales charge (CDSC) maximum charges of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.
--------------------------------------------------------------------------------

                                 INVESTMENT PORTFOLIO
                        JUNE 30, 1999 (UNAUDITED, IN THOUSANDS)

 BONDS & NOTES - 88.3%
----------------------------------------------------------------------------------------
 CORPORATE FIXED INCOME BONDS & NOTES - 65.6%                      PAR           VALUE
----------------------------------------------------------------------------------------
 CONSTRUCTION - 3.3%
   BUILDING CONSTRUCTION
   Centex Corp.,
                            7.375%     6/1/05                   $ 2,100        $  2,064
   Pulte Corp.,
                            8.375%    8/15/04                     3,000           3,096
                                                                               --------
                                                                                  5,160
                                                                               --------

 ........................................................................................
FINANCE, INSURANCE & REAL ESTATE - 5.2%
   FINANCIAL SERVICES - 1.9%
   Petroleos De Venezuela SA
    Series 1999 I,
                            9.750%    2/15/10 (a)                 3,000           2,943
                                                                               --------

   INSURANCE CARRIERS - 2.0%
   Jefferson-Pilot Capital Trust,
                            8.290%     3/1/46 (a)                 3,000           3,034
                                                                               --------

   NONDEPOSITORY CREDIT INSTITUTIONS - 1.3%
   AmeriCredit Corp.,
                            9.875%    4/15/06 (a)                 2,000           2,060
                                                                               --------

 ........................................................................................
MANUFACTURING - 14.1%
   CHEMICALS & ALLIED PRODUCTS - 4.1%
   Equistar Chemicals, L.P.,
                            8.750%    2/15/09 (a)                 3,000           3,036
   Lyondell Chemical Co.,
                            9.630%     5/1/07 (a)                 2,000           2,080
   Texas Petrochemical Corp.,
                           11.130%     7/1/06                     1,330           1,184
                                                                               --------
                                                                                  6,300
                                                                               --------

   MACHINERY & COMPUTER EQUIPMENT - 0.3%
   IMO Industries Inc.,
                           11.750%     5/1/06                       500             505
                                                                               --------

   MEASURING & ANALYZING INSTRUMENTS - 0.9%
   Boston Scientific Corp.,
                            6.630%    3/15/05                     1,500           1,428
                                                                               --------

   MISCELLANEOUS MANUFACTURING - 3.1%
   Tenneco Inc.,
                            9.200%   11/15/12                     3,000           3,354
   Thermadyne Holdings Corp.,
                            9.875%     6/1/08                     1,000             880
   Tokheim Corp.,
                           11.375%     8/1/08 (a)                   500             475
                                                                               --------
                                                                                  4,709
                                                                               --------

   PETROLEUM REFINING - 4.0%
   USX Corp.,
                            9.375%    2/15/12                     2,700           3,046
   Valero Energy Corp.,
                            7.375%    3/15/06                     2,000           1,957
   YPF Sociedad Anonima,
                            7.000%   10/26/02 (b)                 1,286           1,220
                                                                               --------
                                                                                  6,223
                                                                               --------

   PRINTING & PUBLISHING - 0.4%
   American Lawyer Media Inc.,
                            9.750%   12/15/08                     1,000             653
                                                                               --------

   TRANSPORTATION EQUIPMENT - 1.3%
   Dura Operating Corp.,
                            9.000%     5/1/09 (a)                 1,000             960
   LDM Technologies Inc.,
                           10.750%    1/15/07                     1,000             990
                                                                               --------
                                                                                  1,950
                                                                               --------

 ........................................................................................
MINING & ENERGY - 8.1%
   COAL MINING - 0.6%
   AEI Resources Inc.,
                           10.500%   12/15/05 (a)                 1,000             993
                                                                               --------

   CRUDE PETROLEUM & NATURAL GAS - 1.3%
   Union Pacific Resources Group Inc.,
                            7.300%    4/15/09                     2,000           1,937
                                                                               --------

   METAL MINING - 2.0%
   Noranda Inc.,
                            8.125%    6/15/04                     3,000           3,062
                                                                               --------

   OIL & GAS EXTRACTION - 4.2%
   Global Marine Inc.,
                            7.125%     9/1/07                     3,000           2,921
   Magnum Hunter Resources Inc.,
                           10.000%     6/1/07                       400             376
   Occidental Petroleum Corp.,
                           11.125%     8/1/10                     2,500           3,127
                                                                               --------
                                                                                  6,424
                                                                               --------

RETAIL TRADE - 5.0%
   GENERAL MERCHANDISE STORES - 2.8%
   ShopKo Stores Inc.,
                            9.000%   11/15/04                     4,000           4,274
                                                                               --------
   MISCELLANEOUS RETAIL - 2.2%
   Discover Credit,
                            9.070%    3/16/12                     3,000           3,402
                                                                               --------

 ........................................................................................
SERVICES - 5.5%
   AMUSEMENT & RECREATION - 1.8%
   Boyd Gaming Corp.,
                            9.500%    7/15/07                     1,000             995
   Circus Circus Enterprises Inc.,
                            6.450%     2/1/06                     2,000           1,830
                                                                               --------
                                                                                  2,825
                                                                               --------

   BUSINESS SERVICES - 0.7%
   Unisys Corp.,
                           11.750%   10/15/04                     1,000           1,110
                                                                               --------

   HOTELS, CAMPS & LODGING - 1.6%
   Jupiters Ltd.,
                            8.500%     3/1/06 (a)                 1,000             980
   Mirage Resorts Inc.,
                            6.750%     8/1/07                     1,500           1,420
                                                                               --------
                                                                                  2,400
                                                                               --------

   OTHER SERVICES - 1.4%
   ERAC USA Finance Co.,
                            9.125%   12/15/04 (a)                 2,000           2,168
                                                                               --------

 ........................................................................................
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 24.4%
   AIR TRANSPORTATION - 6.4%
   AMR Corp.,
                            9.000%     8/1/12                     2,000           2,212
   Delta Air Lines Inc.,
                           10.375%     2/1/11                     3,000           3,604
   Federal Express Corp.,
                            9.650%    6/15/12                     2,500           2,918
   U.S. Air Inc.,
                           10.375%     3/1/13                     1,000           1,065
                                                                               --------
                                                                                  9,799
                                                                               --------

   BROADCASTING - 3.6%
   CBS Corp.,
                            8.630%     8/1/12                     3,000           3,235
   Fox Family Worldwide Inc.,
                            9.250%    11/1/07                     1,500           1,399
   Liberty Media Group.,
                            7.875%    7/15/09 (c)                 1,000             920
                                                                               --------
                                                                                  5,554
                                                                               --------

   CABLE - 1.9%
   Charter Communications Holding L.L.C.,
             stepped coupon (9.920% 04/01/04)                     2,250           1,395
                              (d)   04/01/11
   Echostar Communications Corp.,
                            9.250%    2/1/06 (a)                  1,500           1,530
                                                                               --------
                                                                                  2,925
                                                                               --------

   ELECTRIC SERVICES - 1.9%
   Endesa-Chile Overseas Co.,
                            8.500%    4/1/09 (a)                  3,000           2,891
                                                                               --------

   GAS SERVICES - 2.3%
   Coastal Corp.,
                            9.625%    5/15/12                     3,000           3,594
                                                                               --------

   MOTOR FREIGHT & WAREHOUSING - 0.6%
   MTL Inc.,
                           10.000%    6/15/06                     1,000             990
                                                                               --------

   TELECOMMUNICATION - 7.7%
   Metrocall Inc.,
                           11.000%    9/15/08 (a)                   500             393
   Metromedia Fiber Network Inc.,
                           10.000%   11/15/08                     2,000           2,055
   NTL Inc.,
                           10.000%    2/15/07                     1,000           1,032
   Nextel Communications Inc.,
             stepped coupon (10.000% 10/31/02)
                             (d)     10/31/07                     1,500           1,054
   RCN Corp.,
                           10.000%   10/15/07 (c)                 1,125           1,125
   Sprint Spectrum L.P.,
             stepped coupon (12.500% 08/15/01)
                             (d)      8/15/06                     3,020           2,733
   Tele-Communications Inc.,
                            9.800%     2/1/12                     2,000           2,436
   Verio Inc.,
                           11.250%    12/1/08                     1,000           1,047
                                                                               --------
                                                                                 11,875
                                                                               --------
   TOTAL CORPORATE FIXED INCOME
     BONDS & NOTES (cost of $107,542)                                           101,188
                                                                               --------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.3%
----------------------------------------------------------------------------------------
   Federal National Mortgage Association,
                            9.000%   2019-2020                      459             486
                                                                               --------

   Government National Mortgage Association:
                           10.000%   2017-2019                       26              28
                           10.500%   2016-2020                      213             230
                           11.500%       2013                        47              52
                           12.500%   2010-2013                      148             169
                           13.000%       2011                         6               7
                           14.000%       2011                         5               6
                                                                               --------
                                                                                    492
                                                                               --------

   U.S. Treasury Bonds,
                           10.750%    8/15/05 (e)                 9,000          11,188
   U.S.Treasury Notes,
                           10.375%   11/15/12 (e)                 9,000          11,468
                                                                               --------
                                                                                 22,656
                                                                               --------

   TOTAL U.S. GOVERNMENT &
   AGENCY OBLIGATIONS (cost of $25,078)                                          23,634
                                                                               --------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 6.4%                           CURRENCY
----------------------------------------------------------------------------------------
   Government of New Zealand,                          NZ
                           10.000%    3/15/02                     2,000           1,179
   Republic of Columbia:
                            8.630%     4/1/08 (f)                   500             375
                            9.750%    4/23/09 (f)                   500             403
   United Kingdom Treasury:
                           10.000%    2/26/01          KB         2,315           3,926
                           10.000%     9/8/03          KB         2,130           3,914
                                                                               --------

   TOTAL FOREIGN GOVERNMENT & AGENCY
   OBLIGATIONS  (cost of $9,447)                                                  9,797
                                                                               --------

CORPORATE CONVERTIBLE BONDS - 1.0%
----------------------------------------------------------------------------------------
MINING & ENERGY - 1.0%
   OIL & GAS EXTRACTION
   HS Resources Inc.,
   (cost of $1,536)         9.250%   11/15/06                     1,500           1,478
                                                                               --------

   TOTAL BONDS & NOTES (cost of $142,067)                                       136,097
                                                                               --------

PREFERRED STOCKS - 6.9%                                          SHARES
----------------------------------------------------------------------------------------
TRANSPORTATION,COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 6.9%
   CABLE - 0.8%
   CSC Holdings Ltd., PIK
      11.250%                                                        11           1,183
                                                                               --------
   Electric Services - 5.0%
   Appalachian Power Co.,
    Series 8.250%                                                    80           2,000
   ComEd Finance I,
    Series 8.480%                                                    78           1,950
   HL&P Capital Trust I
    Series 8.125%                                                    70           1,754
   TU Electric Capital
    TOPRS, 8.250%                                                    80           2,015
                                                                               --------
                                                                                  7,719
                                                                               --------
   GAS SERVICES - 1.1%
   TransCanada Pipelines Ltd.
    Series 8.250%                                                    70           1,750
                                                                               --------

   TOTAL PREFERRED STOCKS (cost of $10,863)                                      10,652
                                                                               --------

   TOTAL INVESTMENTS - 95.2% (cost of $152,930)(g)                              146,749
                                                                               --------

SHORT-TERM OBLIGATIONS - 4.7%                                    PAR
----------------------------------------------------------------------------------------
   Repurchase agreement with SBC Warburg Ltd.,
   dated 06/30/99, due 07/01/99 at 4.800%, collateralized
   by U.S. Treasury bonds and/or notes with various maturities to 2027, market value $7,583 (repurchase proceeds
   $7,325)                                                      $ 7,324           7,324
                                                                               --------


FORWARD CURRENCY CONTRACTS - 0.1% (h)                                               140
----------------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - (0.0%)                                                (9)
----------------------------------------------------------------------------------------

NET ASSETS - 100%
                                                                               $154,204
                                                                               --------

NOTES TO INVESTMENT PORTFOLIO:
----------------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $23,543 or 15.3% of net assets.
(b) This is an Argentinean security. Par amount is stated in U.S. dollars.
(c) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond customary settlement time.
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e) These securities, or a portion thereof, with a total market value of $12,198 are being used to collateralize the delayed delivery purchases indicated in note (c)
    above and the forward currency exchange contracts indicated in note (h) below.
(f) This is a Columbian security. Par amount is stated in U.S. dollars.
(g) Cost for federal income tax purposes is the same.
(h) As of June 30, 1999, the Fund had entered into the following forward currency exchange contracts:

                                                                       Net Unrealized
                                                                        Appreciation
       Contracts        In Exchange            Settlement              (Depreciation)
      to Deliver            For                   Date                     (U.S.$)
  -----------------   ---------------          ----------             ----------------
  KB          5,110   US$       8,064           09/09/99                     140
  NZ          1,135   US$         606           09/09/99                      (i)
                                                                        --------
                                                                            140$
                                                                        ========
(i)  Rounds to less than one.

   Summary of Securities
    by Country/Currency           Currency                       Value        % of Total
   -------------------------------------------------------------------------------------
   United States                                              $ 125,080            91.9
   United Kingdom                    KB                           7,840             5.8
   Argentina                         AP                           1,220             0.9
   New Zealand                       NZ                           1,179             0.8
   Columbian                         CP                             778             0.6
                                                              ----------       --------
                                                              $ 136,097           100.0
                                                              =========        ========

   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements

                       STATEMENT OF ASSETS & LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $152,930)                                $146,749
Short-term obligations                                                 7,324
                                                                    --------
                                                                     154,073
Unrealized appreciation on forward
  currency contracts                                     $  140
Receivable for:
  Interest                                                2,859
  Fund shares sold                                          186
Other                                                       168        3,353
                                                         ------     --------
    Total Assets                                                     157,426
LIABILITIES
Payable for:
  Investments purchased                                   2,159
  Fund shares repurchased                                   761
  Distributions                                             297
Accrued:
  Deferred Trustees fees                                      5
                                                         ------
    Total Liabilities                                                  3,222
                                                                    --------
NET ASSETS                                                          $154,204
                                                                    ========

Net asset value & redemption price per share -
Class A ($109,153/17,534)                                           $   6.23 (a)
                                                                    ========
Maximum offering price per share - Class A
($6.23/0.9525)                                                      $   6.54 (b)
                                                                    ========
Net asset value & offering price per share -
Class B ($41,910/6,733)                                             $   6.23 (a)
                                                                    ========
Net asset value & offering price per share -
Class C ($3,141/505)                                                $   6.23 (a)
                                                                    ========

COMPOSITION OF NET ASSETS
Capital paid in                                                     $172,068
Undistributed net investment income                                       40
Accumulated net realized loss                                        (11,857)
Net unrealized appreciation (depreciation) on:
  Investments                                                         (6,181)
  Foreign currency transactions                                          134
                                                                    --------
                                                                    $154,204
                                                                    ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                $ 6,117
Dividends                                                                   391
                                                                        -------
     Total Investment Income                                              6,508

EXPENSES
Management fee                                           $  401
Service fee                                                 200
Distribution fee - Class B                                  156
Distribution fee - Class C                                   11
Transfer agent fee                                          177
Bookkeeping fee                                              33
Trustees fee                                                  7
Custodian fee                                                 5
Audit fee                                                    18
Legal fee                                                     2
Registration fee                                             17
Reports to shareholders                                       8
Other                                                        18
                                                         ------
Total expenses                                            1,053
Fees waived by the
  Distributor - Class C                                      (2)          1,051
                                                         ------         -------
       Net Investment Income                                              5,457
                                                                        -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                               (688)
 Foreign currency transactions                              303
                                                         ------
      Net Realized Loss                                                    (385)
Net change in unrealized appreciation/depreciation
  during the period on:
 Investments                                             (7,770)
 Foreign currency transactions                               33
                                                         ------
     Net Unrealized Depreciation                                         (7,737)
                                                                        -------
          Net Loss                                                       (8,122)
                                                                        -------
Decrease in Net Assets from Operations                                  $(2,665)
                                                                        =======

See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                       (Unaudited)
                                                       Six months      Year
                                                         ended        ended
(in thousands)                                          June 30     December 31
                                                       ----------   -----------
INCREASE (DECREASE) IN NET ASSETS                        1999           1998
Operations:
Net investment income                                  $  5,457      $ 10,990
Net realized gain (loss)                                   (385)        2,097
Net unrealized depreciation                              (7,737)       (1,180)
                                                       --------      --------
    Net Increase (Decrease) from Operations              (2,665)       11,907
Distributions:
From net investment income - Class A                     (4,216)       (8,233)
From net investment income - Class B                     (1,348)       (2,303)
From net investment income - Class C                       (100)          (65)
                                                       --------      --------
                                                         (8,329)        1,306
                                                       --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                        5,034        13,276
Value of distributions reinvested - Class A               2,207         4,412
Cost of shares repurchased - Class A                    (11,119)      (19,999)
                                                       --------      --------
                                                         (3,878)       (2,311)
                                                       --------      --------
Receipts for shares sold - Class B                        7,681        12,139
Value of distributions reinvested - Class B                 756         1,309
Cost of shares repurchased - Class B                     (5,171)       (9,069)
                                                       --------      --------
                                                          3,266         4,379
                                                       --------      --------
Receipts for shares sold - Class C                        3,337         4,795
Value of distributions reinvested - Class C                  79            53
Cost of shares repurchased - Class C                     (2,723)       (2,474)
                                                       --------      --------
                                                            693         2,374
                                                       --------      --------
Net Increase  from
   Fund Share Transactions                                   81         4,442
                                                       --------      --------
Total Increase (Decrease)                                (8,248)        5,748

NET ASSETS
Beginning of period                                     162,452       156,704
                                                       --------      --------
End of period (including
  undistributed net investment
  income of $40 and $247, respectively)                $154,204      $162,452
                                                       ========      ========

See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                     (Unaudited)
                                                      Six months      Year
                                                        ended        ended
(in thousands)                                         June 30     December 31
                                                     ----------    -----------
NUMBER OF FUND SHARES                                    1999          1998
Sold - Class A                                              782         2,033
Issued for distributions reinvested - Class A               344           676
Repurchased - Class A                                    (1,737)       (3,063)
                                                       --------      --------
                                                           (611)         (354)
                                                       --------      --------
Sold - Class B                                            1,196         1,859
Issued for distributions reinvested - Class B               118           201
Repurchased - Class B                                      (807)       (1,388)
                                                       --------      --------
                                                            507           672
                                                       --------      --------
Sold - Class C                                              518           735
Issued for distributions reinvested - Class C                12             8
Repurchased - Class C                                      (425)         (380)
                                                       --------      --------
                                                            105           363
                                                       --------      --------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1999 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Colonial Income Fund (the Fund), a series of Liberty Funds Trust I, formerly Colonial Trust I, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million.
Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor), is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.17% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor) a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended June 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $51,291 on sales of the Fund's Class A shares and received contingent deferred sales sales charges (CDSC) of $108, $52,962, and $1,495 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares and Class C shares. The Distributor has agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the six months ended June 30, 1999, purchases and sales of investments, other than short-term obligations, were $94,085,851, and $91,143,795, respectively, of which $20,409,141, and $29,381,397, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

             Gross unrealized appreciation                       $   705,551
             Gross unrealized depreciation                        (6,887,041)
                                                                 -----------
                     Net unrealized depreciation                 $(6,181,490)
                                                                 ===========

CAPITAL LOSS CARRYFORWARDS: At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                           Capital loss
             expiration                          carryforward
             ----------                          ------------
                1999                             $ 10,466,000
                2002                                1,007,000
                                                 ------------
                                                 $ 11,473,000
                                                 ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 1999.

                              FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:

                                                      (Unaudited)
                                               Six months ended June 30
                                      ---------------------------------------
                                                        1999
                                       Class A        Class B        Class C
                                      ---------      ---------      ---------
Net asset value -
   Beginning of period                $   6.560      $   6.560      $   6.560
                                      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.226          0.201          0.206(a)
Net realized and
unrealized loss                          (0.322)        (0.322)        (0.322)
                                      ---------      ---------      ---------
   Total from Investment
      Operations                         (0.096)        (0.121)        (0.116)
                                      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income                     (0.234)        (0.209)        (0.214)
                                      ---------      ---------      ---------
Net asset value -
   End of period                      $   6.230      $   6.230      $   6.230
                                      =========      =========      =========
Total return (b)                        (1.50)%        (1.89)%        (1.81)%(c)
                                      =========      =========      =========

RATIOS TO AVERAGE NET ASSETS
Expenses (d)(e)                            1.11%          1.86%         1.71%(a)
Net investment income (d)(e)               7.02%          6.27%         6.42%
Portfolio turnover (f)                       59%            59%           59%
Net assets at end
of period (000)                       $ 109,153      $  41,910      $   3,141


(a) Net of fees waived by the Distributor which amounted to $0.005 per share and 0.15%.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Annualized.
(f) Not annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended December 31
                                      ---------------------------------------
                                                       1998
                                       Class A        Class B        Class C
                                      ---------      ---------      ---------
Net asset value -
   Beginning of period                $   6.500      $   6.500      $   6.500
                                      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.455          0.405          0.415(b)
Net realized and
unrealized gain (loss)                    0.057          0.057          0.057
                                      ---------      ---------      ---------
   Total from Investment
      Operations                          0.512          0.462          0.472
                                      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income               (0.452)        (0.402)        (0.412)
                                      ---------      ---------      ---------
Net asset value -
   End of period                      $   6.560      $   6.560      $   6.560
                                      =========      =========      =========
Total return (d)                          8.13%          7.32%          7.48%(e)
                                      =========      =========      =========

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                              1.09%          1.84%          1.69%(b)
Net investment income (g)                 7.16%          6.41%          6.56%(b)
Portfolio turnover                         161%           161%           161%
Net assets at end
of period (000)                       $ 119,002      $  40,828      $   2,622

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) 1998 information is net of fees waived by the Distributor which amounted to $0.010 per share and 0.15%. 1997 information is net of fees waived by the Distributor which amounted to $0.004 per share and 0.15%.
(c) The amount shown for a share oustanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                           FINANCIAL HIGHLIGHTS - CONT
Selected data for a share of each class outstanding throughout each period are as follows:

                             Year ended December 31
                --------------------------------------------
                                       1997
                 Class A         Class B            Class C(a)
                 --------        --------           --------

                 $  6.410        $  6.410           $  6.530
                 --------        --------           --------

                    0.439           0.391              0.171(b)

                    0.095           0.095             (0.032)(c)
                 --------        --------           --------

                    0.534           0.486              0.139
                 --------        --------           --------


                   (0.444)         (0.396)            (0.169)
                 --------        --------           --------

                 $  6.500        $  6.500           $  6.500
                 --------        --------           --------
                    8.67%           7.87%              2.17%(e)(f)
                 --------        --------           --------



                    1.11%           1.86%              1.71%(b)(h)
                    6.98%           6.23%              6.35%(b)(h)
                     281%            281%               281%

                 $120,336        $ 36,128           $    240

                          FINANCIAL HIGHLIGHTS - CONT.
Selected data for a share of each class outstanding throughout each period are as follows:

                                         Year ended December 31
                           -------------------------------------------------
                                    1996                     1995
                           Class A      Class B      Class A        Class B
                           --------     --------     --------       --------
Net asset value -
   Beginning of period     $  6.640     $  6.640     $  5.950       $  5.950
                           --------     --------     --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income         0.460        0.412        0.472          0.425
Net realized and
unrealized gain (loss)       (0.240)      (0.240)       0.698          0.698
                           --------     --------     --------       --------
   Total from Investment
      Operations              0.220        0.172        1.170          1.123
                           --------     --------     --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
   investment income         (0.450)       0.402       (0.480)        (0.433)
                           --------     --------     --------       --------
Net asset value -
   End of period           $  6.410     $  6.410     $  6.640       $  6.640
                           ========     ========     ========       ========
Total return(a)               3.59%        2.82%       20.30%         19.42%
                           ========     ========     ========       ========


RATIOS TO AVERAGE NET ASSETS
Expenses                      1.10%(b)     1.85%(b)     1.09%(b)       1.84%(b)
Net investment income         7.12%(b)     6.37%(b)     7.45%(b)       6.70%(b)
Portfolio turnover             253%         253%          85%            85%
Net assets at end
of period (000)            $129,681     $ 35,770     $143,834       $ 38,203

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.





                                    Year ended December 31
                                  --------------------------
                                             1994
                                    Class A         Class B
                                    -------         -------

                                    $ 6.720         $ 6.720
                                    -------         -------

                                      0.487           0.440

                                     (0.761)         (0.761)
                                    -------         -------

                                     (0.274)         (0.321)
                                    -------         -------


                                     (0.496)         (0.449)
                                    -------         -------

                                    $ 5.950         $ 5.950
                                    =======         =======
                                      (4.09)%         (4.82)%
                                    =======         =======



                                      1.11%           1.86%
                                      7.80%           7.05%
                                        16%             16%

                                   $129,560         $22,805

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ..........      press 1

For account information ...........................................      press 2

To speak to a service representative ..............................      press 3

For yield and total return information ............................      press 4

For duplicate statements or new supply of checks ..................      press 5

To order duplicate tax forms and year-end statements ..............      press 6
(February through May)

To review your options at any time during your call ...............      press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

LIBERTY TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Income Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for All-Star, Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[Graphic
 Omitted]  L I B E R T Y
           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           Visit us at www.libertyfunds.com
                                                 IF-03/385H-0799 (8/99) 99/977
--------------------------------------------------------------------------------